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                                                                   EXHIBIT 10.19

                                           *** Text Omitted and Filed Separately
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           Under 17 C.F.R. Sections 200.80(b)(4)
                                                                     and 230.406


                              ASSIGNMENT AGREEMENT

         THIS ASSIGNMENT AGREEMENT (this "Agreement") is entered into as of this 10th day of September, 1999 between First Colony Life Insurance Company, a Virginia corporation having its principal place of business at 700 Main Street, Lynchburg, Virginia 24505 ("Owner"), and ChannelPoint, Inc. a Delaware corporation having its principal place of business at 10155 Westmoor Drive, Suite 210, Westminster, Colorado 80020 ("Purchaser").

                                   WITNESSETH:

         WHEREAS, subject to those exceptions disclosed in this Agreement, Owner owns all right, title, and interest in and to that certain computer software identified as "p.d.,q." (including source and object code, documentation and related documentation, data and information used by Owner as of the Closing Date to provide support for any of the above) as more fully set forth in Exhibit A attached hereto (the "Programs");

         WHEREAS, the Programs contain certain software components duly licensed to Owner for inclusion in the Programs pursuant to the agreements identified in Exhibit B attached hereto (the "Remarketing Agreements"), which are to be assigned to, and assumed by, Purchaser pursuant to this Agreement;

         WHEREAS, Owner has granted rights in copies of the Programs to third parties pursuant to the end-user license agreements identified in Exhibit C attached hereto (the "End-User Agreements"), which are to be assigned to, and assumed by, Purchaser pursuant to this Agreement;

         WHEREAS, Owner desires to sell, assign, grant, convey, and transfer the Programs to Purchaser, and Purchaser desires to buy and acquire the Programs, in accordance with the terms and conditions of this Agreement; and

         WHEREAS, Owner desires to sell to Purchaser certain hardware used by Owner to develop and maintain the Programs, as set forth in Exhibit D attached hereto, including the specifications and documentation related thereto (the "Hardware"), and Purchaser desires to buy and acquire the Hardware in accordance with the terms and conditions of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Purchaser, intending to be legally bound, hereby agree as follows:

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                  ARTICLE 1. CONVEYANCE OF RIGHTS / OWNERSHIP

     1.1. PROGRAMS. Effective as of the Closing Date, subject to ARTICLE 13 and to the rights reserved and retained pursuant to ARTICLE 4, Owner hereby agrees to transfer, grant, convey, assign, and relinquish exclusively to Purchaser all of Owner's right, title, and interest in and to both the tangible and the intangible property constituting the Programs, in perpetuity (or for the longest period of time otherwise permitted by law), including the following corporeal and incorporeal incidents to the Programs, which shall be included within the meaning of the term "Programs" as used herein (with the Programs and all intellectual property rights related thereto collectively referred to herein as the "Technology"):

          1.1.1. Title to and possession of the Programs, their component parts, and all documentation relating thereto, possessed or controlled by Owner, which are to be delivered to Purchaser pursuant to ARTICLE 3 of this Agreement;

          1.1.2. All copyright interests owned or claimed by Owner pertaining to the Programs, including without limitation the U.S. Registered Copyright Numbers set forth in Exhibit A together with all other copyright interests accruing by reason of international copyright conventions;

          1.1.3. All right, title, and benefit of Owner in and to the inventions, discoveries, improvements, ideas, trade secrets, know-how, confidential information, and all other intellectual property owned by Owner and embodied in the Programs;

          1.1.4. All right, title and interest in and to the trademarks and the respective registrations thereof and pending applications therefor in the United States Patent and Trademark Office set forth in Exhibit E attached hereto, together with the goodwill of the business symbolized by such trademarks, the right to recover for any past, present or future infringement thereof and the right to file foreign applications under any convention or treaty; and

          1.1.5. All of the right, title, interest, and benefit of Owner in, to, and under the Acquisition Agreement (as defined in ARTICLE 7), the Cybertek Agreement (as defined in ARTICLE 8), the Development Licenses and the Maintenance Agreements (as defined in ARTICLE 10), the Remarketing Agreements identified in Exhibit B and Owner's rights as licensor under the End-User License Agreements identified in Exhibit C (collectively, the "Assigned Agreements").

     1.2. HARDWARE. Effective as of the Closing Date, Owner hereby agrees to transfer, convey, assign and sell to Purchaser all right, title and interest in and to the Hardware.

     1.3. PURCHASE PRICE. As consideration for the assets, rights and ownership interests acquired by Purchaser hereunder (the "Assets"), on the Closing Date Purchaser shall issue and deliver to Owner One Million Fifty Eight Thousand Four Hundred Fifty


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     (1,058,450) shares of Series D Preferred Stock of Purchaser (the "Shares,"
     and such Shares constituting the "Purchase Price").

     1.4. PURCHASE PRICE ALLOCATION. The allocation of the Purchase Price shall be mutually agreed to by Owner and Purchaser within sixty (60) days after the Closing Date (as hereinafter defined). The parties acknowledge that such allocation will fairly reflect the fair market value of the Assets, and will use such allocation in reporting for all federal, state and local tax purposes.

     1.5. TAXES. The parties' respective responsibilities for taxes arising under or in connection with this Agreement shall be as follows:

          1.5.1. Each party shall be responsible for any personal property taxes on property it owns or leases, for franchise and privilege taxes on its own business, and for taxes based on its own net income or gross receipts.

          1.5.2. Owner shall bill Purchaser and Purchaser shall be liable for applicable sales, use, excise, gross receipts, value-added, services, consumption and other taxes (collectively, "Taxes") which are imposed on the transfer of software, goods and services to Purchaser hereunder; provided, however, that Owner shall not bill Purchaser and shall bear no responsibility for such applicable Taxes if Purchaser provides Owner with a properly completed resale or exemption certificate with respect to any qualifying software, good or services.

     1.6. NO ASSUMPTION OF LIABILITIES. Under this Agreement, Purchaser does not assume, undertake or agree to perform, pay or discharge any of Owner's liabilities (including liabilities for taxes and related interest and penalties, other than as set forth in Section 1.5), obligations or the like, except for any obligations to be performed under the Assigned Agreements after the Closing Date.

                               ARTICLE 2. CLOSING

     2.1. CLOSING. The closing of the transactions provided for herein (the "Closing") shall take place at the offices of Weil, Gotshal & Manges LLP in New York, New York, at 3:00 p.m. within five (5) business days after the expiration of the applicable waiting period under the HSR Act (as hereinafter defined) (the "Closing Date"), or such other place, time and date as the parties may agree.


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                              ARTICLE 3. DELIVERY

     3.1. PROGRAMS. On the Closing Date, Owner, at its own expense, shall deliver to Purchaser: (a) a master copy of the Programs (in both source and object code form) in electronic form to a location designated by Purchaser; and (b) all system and user documentation pertaining to the Programs, including, but not limited to, the p.d.,q. 2000 Training Manual version 3.0 and any design or development specifications in Owner's possession (collectively, the "Documentation"), and all error reports, and related correspondence and memoranda.

     3.2. HARDWARE. Owner, at its own expense, shall deliver to Purchaser the Hardware, except for the Hardware specified in Exhibit D as located on the premises of third parties, in accordance with the timetable agreed upon in the Transition Plan under Section 9.1.2.


                ARTICLE 4. RIGHTS RETAINED OR RESERVED BY OWNER

     4.1. RESERVATION. Notwithstanding any other provision of this Agreement, Owner reserves and retains for its own benefit and the benefit of its Affiliates (as hereinafter defined), and Purchaser grants Owner and its Affiliates, effective as of the Closing Date, the non-exclusive, royalty-free, non-assignable right and license (with no right to sublicense) to copy, modify, and distribute internally the Programs as they exist as of the Closing Date, and subject to the limitations set forth in
     Section 4.2 below, to continue to use the Programs as they have been used in the business of Owner and its Affiliates as of the Closing Date, in perpetuity (or for the longest time permitted by law). In addition, Owner and its Affiliates may retain copies of the Programs (in both object code and source code form, and including all Documentation) solely for the purposes set forth in this Section 4.1. Notwithstanding anything herein to the contrary, the Programs, including its source code and all Documentation, shall be considered Purchaser's Confidential Information for purposes of ARTICLE 16 hereof. For the purposes of this ARTICLE 4, an "Affiliate" of Owner is any entity which Owner controls, is controlled by, or is under common control with, where "control" means the direct or indirect ownership or control of more than fifty percent (50%) of an entity's total outstanding voting power.

     4.2. LICENSE RESTRICTIONS. The rights retained by Owner and its Affiliates pursuant to Section 4.1 above shall be solely for their own internal business purposes, and Owner and its Affiliates shall not, on or after the Closing Date, directly or indirectly, on their own behalf or on behalf of any person, firm, partnership, joint venture, corporation, business entity or any other third party, (a) sell, license, sublicense, grant, transfer, distribute or otherwise dispose of the Programs or the Documentation or (b) use the Programs to provide services to any third party that is active in the brokerage business or could be construed to be a "Broker General Agent," "broker," "field agent" or "Managing General Agency," without obtaining the prior consent of ChannelPoint.


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                    ARTICLE 5. REPRESENTATIONS AND WARRANTIES

     5.1. OWNER REPRESENTATIONS AND WARRANTIES.

          5.1.1. Owner represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, with its principal place of business as indicated in the first paragraph of this Agreement.

          5.1.2. Owner represents and warrants that the execution, delivery and performance of this Agreement by Owner and all instruments and documents to be delivered by Owner hereunder: (a) are within the corporate power of Owner; (b) have been duly authorized by all necessary or proper corporate action; (c) are not in contravention of any provision of the certificate of incorporation or bylaws of Owner;
          (d) will not violate any law or regulation or any order or decree of any court of governmental instrumentality; (e) will not conflict with, constitute a breach of, or in any way violate the terms of any indenture, mortgage, deed of trust, lease, arrangement, understanding or agreement, or other instrument to which Owner is a party or by which Owner or any of its property is bound, to the extent any such conflict, breach or violation would have a material adverse effect on the financial condition of Owner or on the ability of Owner to perform its obligations hereunder, or would have a material adverse effect on the value of the Programs; and (f) do not require any filing or registration with or the consent or approval of, any governmental body, agency, authority or any other person, which has not been made or obtained previously (excluding (i) any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and (ii) any filings Purchaser may desire to make with the United States Copyright Office, Patent and Trademark Office or other governmental agency to reflect its acquisition of title to certain intellectual property assets hereunder). This Agreement has been duly executed and delivered by Owner and constitutes a legal, valid and binding obligation of Owner, enforceable against Owner in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors' rights generally or by the availability of equitable remedies.

          5.1.3. Owner represents and warrants that the relevant portions of the Programs shall substantially conform in all material respects to the general description, features and functionality set forth in the "p.d.,q. 2000 Training Manual, Version 3.0," or in the "p.d.,q. Lite Version 4.0 User Manual."

          5.1.4. Owner represents and warrants that neither the Programs nor the Hardware contain any copy protection device, computer virus, Trojan horses, worm or other software routines that are intended to disable, erase, or otherwise harm the Programs or Hardware or other software or hardware used with the Programs or Hardware.


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          5.1.5. Owner has previously delivered to Purchaser certain unaudited financial schedules attached hereto as Exhibit J detailing certain historical costs (collectively, the "Financial Schedules"). The Financial Schedules are accurate and complete in all material respects for the periods referred to therein, and are consistent with the books and records of the Owner.

          5.1.6. The Assigned Agreements collectively constitute all of the agreements, contracts, understanding or arrangements necessary to enable Purchaser to support, distribute, operate and commercially exploit the Programs in the manner in which the Programs are currently being supported, distributed, operated and commercially exploited. Owner has no knowledge of any basis upon which any party to any Assigned Agreement (other than the agreements set forth in Exhibit I hereto) may object to (a) the assignment to Purchaser of any right under such Assigned Agreement, or (b) the delegation to or performance by Purchaser of any obligation under such Assigned Agreement. Except for the End-User Agreements marked "N/A" in Exhibit C, Owner has made available to Purchaser or its advisers true and correct copies of the Assigned Agreements for review.

          5.1.7. With respect to the Technology and the Hardware, no action, suit, proceeding or investigation of any nature (including, but not limited to, claims that the Technology or Hardware infringe any patent, trade secret or other intellectual property right of any third party) is pending or, to the best of Owner's knowledge, threatened in writing against Owner, nor, to the best knowledge of Owner, is there any basis therefor. There is no judgment, decree, injunction, rule or order of any court, governmental department, commission agency, instrumentality or arbitrator or other similar ruling outstanding against Owner affecting the Programs or the Hardware.

          5.1.8. Owner represents and warrants that Purchaser shall receive, pursuant to this Agreement as of the Closing Date, complete and exclusive right, title, and interest in and to all tangible and intangible property rights existing in the Programs subject only to the rights reserved and retained pursuant to ARTICLE 4 of this Agreement, and subject to the rights of third parties as set forth in
          ARTICLE 6 (concerning software components licensed from third parties and contained in the Programs), ARTICLE 7 (concerning software components purchased from a third party and contained in the Programs)
          ARTICLE 8 (concerning copies of the Programs licensed to end-users) and ARTICLE 10 (concerning software used in the development and maintenance of the Programs) of this Agreement. Subject to the foregoing exceptions, Owner represents and warrants that it has developed the Programs entirely through its own efforts for its own account and that the Programs and the Hardware are free and clear of all liens, claims, encumbrances, security interests, rights, or equities whatsoever of any third party.

          5.1.9. The Technology includes all proprietary rights, patent rights of which Owner is aware, copyrights, trade secrets, and/or other intellectual property rights


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          required to reproduce, develop, maintain, support, distribute, operate and create object versions of the Programs as currently operated by Owner and to fulfill all outstanding obligations contained in the End-User Agreements (collectively the "Intellectual Property").

          5.1.10. Owner represents and warrants that all registered copyrights, trademarks and trademark applications which are owned by Owner and are used by Owner in connection with the Technology are listed in Exhibit A (with respect to copyrights) and Exhibit E (with respect to trademarks). All such trademarks and trademark applications have been duly registered in, filed in or issued by the United States Patent and Trademark Office or the corresponding offices of other countries, and have been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and each such country, and all such registered copyrights have been duly registered in, filed in or issued by the United States Copyright Office or the corresponding offices of other countries. Owner has not prepared or filed any patent applications, and no patents have been issued to Owner in any country, relating to the Technology.

          5.1.11. Owner represents and warrants that, except for royalties payable under the Remarketing Agreements and Development Licenses and sums payable under the Acquisition Agreement, Owner is not under any obligation to pay any third party royalties or other fixed or contingent amounts with respect to the Technology or the Intellectual Property, including, but not limited to, any royalties or other fixed or contingent amounts based upon the sale, license, distribution or other use or exploitation of the Technology or the Hardware.

          5.1.12. Owner represents and warrants that the Programs do not infringe, conflict with or violate any intellectual property right of any kind (including, without limitation, any trade secret right) or similar rights of any third party; provided, however, that with respect to patent rights, Owner represents and warrants only that the Programs do not infringe, conflict with or violate the claims of any patent existing and issued as of the date hereof. Owner is not aware of any violation or infringement by any person of any Intellectual Property nor is the Intellectual Property subject to any outstanding order, decree, judgment or stipulation. Owner represents and warrants that it has taken and will take all reasonable security measures to protect the secrecy, confidentiality and value of all Intellectual Property transferred in accordance with this Agreement. Owner agrees to promptly inform the Purchaser of any such claim of which it becomes aware arising or threatened in the future with respect to the Intellectual Property or any part of the Technology or the Hardware.

          5.1.13. Owner represents and warrants that, except with respect to portions of the Programs supplied by third parties as set forth in
          ARTICLE 6 (concerning software components licensed from third parties and contained in the Programs), ARTICLE


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          7 (concerning software components purchased from a third party and contained in the Programs) and ARTICLE 10 (concerning software used in the development and maintenance of the Programs) of this Agreement, all personnel, including employees, agents, consultants, and contractors, who have contributed to or participated in the conception and development of the Technology either (a) have been party to a for-hire relationship with Owner that has accorded Owner full, effective, and exclusive original ownership of all tangible and intangible property thereby arising with respect to the Technology or
          (b) have executed appropriate instruments of assignment in favor of Owner as assignee that have conveyed to Owner full, effective, and exclusive ownership of all tangible and intangible property thereby arising with respect to the Technology. Owner has made available to Purchaser or its advisers true and correct copies of all such instruments of assignment for review.

          5.1.14. Owner represents and warrants that the Programs record, store, process, calculate and present calendar dates falling on and after (and, if applicable, spans of time including) January 1, 2000, and will calculate any information dependent on or relating to such dates in the same manner (and with the same functionality, data integrity and performance) as the Programs record, store, process, calculate and present calendar dates on or before December 31, 1999 or any information dependent on or relating to such dates. None of the Programs will lose functionality with respect to the introduction of records containing dates falling on or after January 1, 2000.

          5.1.15. Owner represents and warrants that upon delivery of the Hardware to Purchaser and payment in full of the Purchase Price, Purchaser shall obtain good and marketable title to the Hardware, free from any lien or encumbrance (except for such liens or encumbrances as may be imposed by Purchaser's creditors).

          5.1.16. The representations and warranties set forth in Sections 4.2 (other than subsection (g) thereof) and 4.3 of the Purchase Agreement dated the date hereof between Purchaser and General Electric Capital Corporation (the "Purchase Agreement") are hereby incorporated by reference, with Owner hereby making the representations and warranties made by General Electric Capital Corporation in such Sections of the Purchase Agreement. Owner further represents and warrants that the office of Owner in which its investment decision was made is located at the address of Owner first set forth in this Agreement.

     5.2. PURCHASER REPRESENTATIONS AND WARRANTIES.

          5.2.1. Purchaser represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with its principal place of business as indicated in the first paragraph of this Agreement.


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          5.2.2. Purchaser represents and warrants that the execution, delivery and performance of this Agreement by Purchaser and all instruments and documents to be delivered by Purchaser hereunder: (a) are within the corporate power of Purchaser; (b) have been duly authorized by all necessary or proper corporate action; (c) are not in contravention of any provision of the certificate of incorporation or bylaws of Purchaser; (d) will not violate any law or regulation or any order or decree of any court of governmental instrumentality; (e) will not conflict with, constitute a breach of, or in any way violate the terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which Purchaser is a party or by which Purchaser or any of its property is bound, to the extent any such conflict, breach or violation would have a material adverse effect on the financial condition of Purchaser or on the ability of Purchaser to perform its obligations hereunder; and (f) do not require any filing or registration with or the consent or approval of, any governmental body, agency, authority or any other person, which has not been made or obtained previously (excluding (i) any filings under the HSR Act, and (ii) any filings Purchaser may desire to make with the United States Copyright Office, Patent and Trademark Office or other governmental agency to reflect its acquisition of title to certain intellectual property assets hereunder). This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors' rights generally or by the availability of equitable remedies.

          5.2.3. The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Certificate of Incorporation of the Purchaser (the "Restated Certificate") attached as Exhibit B to the Purchase Agreement. The shares of the Purchaser's Common Stock to be issued upon conversion of the Shares (the "Conversion Shares") have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Restated Certificate, the Shares and the Conversion Shares will be duly and validly issued, fully paid and nonassessable, and will be free of any preemptive rights, liens, encumbrances or other restrictions on transfer; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth in the Purchase Agreement as otherwise required by such laws at the time a transfer is proposed. The representations of Purchaser as to its capitalization set forth in
          Section 3.2 of the Purchase Agreement are hereby incorporated by reference.


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                   ARTICLE 6. THIRD-PARTY SOFTWARE COMPONENTS

     6.1. THIRD PARTY AUTHORIZATION. Owner represents and warrants that it has duly obtained the right and license to use, copy, modify, and distribute the software components contained in the Programs pursuant to the Remarketing Agreements identified in Exhibit B and the Acquisition Agreement; that the Programs contain no other software components in which any third party may claim superior or joint ownership; and that the Programs are not derivative works of any other software programs not owned in their entirety by Owner.

     6.2. REMARKETING AGREEMENTS. Owner represents and warrants that (a) each Remarketing Agreement is in full force and effect in accordance with its terms without modification or amendment and without default by either party thereto; (b) no condition exists which, with or without the giving of notice or passage of time, would constitute a breach under any Remarketing Agreements, (c) each Remarketing Agreement grants Owner the full and effective right and license to use, copy, modify, display and distribute the pertinent software components as part of the Programs; (d) each Remarketing Agreement provides only for the payment of fees and royalties that, to the extent accrued as of the Closing Date, will have been paid in full; (e) except for any Remarketing Agreement specifically identified in
     Exhibit I hereto, each Remarketing Agreement is freely assignable to and assumable by Purchaser pursuant to this Agreement, without the requirement of obtaining any consent or approval or giving any prior or subsequent notice; and (f) Owner has not received notice that any party to any Remarketing Agreement intends to terminate or exercise any remedy under such Remarketing Agreement.

     6.3. REMARKETING AGREEMENTS ASSIGNMENT. Effective as of the Closing Date, Owner hereby agrees to assign, transfer, and convey the Remarketing Agreements to Purchaser, and Purchaser hereby agrees to assume the obligations of Owner set forth in the Remarketing Agreements and agrees to indemnify and hold harmless Owner from and against any Damages resulting from failure of Purchaser to perform its obligations under the Remarketing Agreements in accordance with their terms after the Closing Date. Owner agrees to indemnify and hold harmless Purchaser from and against any Damages resulting from failure of Owner to perform its obligations (including any payment obligations accruing) under the Remarketing Agreements in accordance with their terms prior to the Closing Date. Owner and Purchaser shall jointly notify all licensors under the Remarketing Agreements of the foregoing assignment and assumption.

                        ARTICLE 7. ACQUISITION AGREEMENT

     7.1. ACQUISITION AGREEMENT. Purchaser recognizes that certain components of the software comprising the Programs were acquired by Owner from T.U.G., Inc., under the Agency Automation Software Package Sales Agreement between T.U.G., Inc. and Owner dated December 29, 1995 (the "Acquisition Agreement"), and that Owner


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     remains subject to certain ongoing payment obligations under the
     Acquisition Agreement. Prior to Closing, Owner shall be solely responsible for all ongoing payment obligations under the Acquisition Agreement and shall indemnify and hold harmless Purchaser for any liability therefor. Owner represents and warrants that (a) all payment obligations under the Acquisition Agreement that have accrued as of the Closing Date will have been paid in full; (b) the Acquisition Agreement is in full force and effect in accordance with its terms without modification or amendment and without default by it, or to its knowledge by any other party thereto, (c) no condition exists which, with or without the giving of notice or passage of time, would constitute a breach under the Acquisition Agreement; (d) the Acquisition Agreement grants Owner the full and effective right and license to use, copy, modify, and distribute the pertinent software components as part of the Programs; (e) the Acquisition Agreement is freely assignable to and assumable by Purchaser pursuant to this Agreement, without the requirement of obtaining any consent or approval or giving any prior or subsequent notice; and (f) Owner has not received notice that T.U.G., Inc. or any successor in interest thereto intends to terminate or exercise any remedy under such Acquisition Agreement.

7.2. ACQUISITION AGREEMENT ASSIGNMENT. Effective as of the Closing Date, Owner hereby agrees to assign, transfer and convey the Acquisition Agreement to Purchaser, and Purchaser hereby agrees to assume the obligations of Owner set forth in the Acquisition Agreement (with the exception of any remaining payment obligations of Owner thereunder) and agrees to indemnify and hold harmless Owner from and against any Damages resulting from failure of Purchaser to perform its obligations under the Acquisition Agreement after the Closing Date. Owner agrees that, as of the Closing Date, (a) it will have terminated any provisions in the Acquisition Agreement setting forth ongoing payment obligations, or (b) that Owner will remain liable for any such ongoing payment obligations that are not terminated prior to the Closing Date, and agrees to indemnify and hold harmless Purchaser from and against any Damages resulting from Owner's failure to perform its obligations under this sentence. Owner agrees to indemnify and hold harmless Purchaser from and against any Damages resulting from failure of Owner to perform its obligations (including payment obligations accruing) under the Acquisition Agreement prior to the Closing Date. Owner and Purchaser shall jointly notify T.U.G., Inc. or any successor in interest thereto of the foregoing assignment and assumption. Notwithstanding the provisions of subsection (b) above, Purchaser shall be responsible for paying royalty payments under the Acquisition Agreement in an amount equal to [...***...] of the license fees charged by Purchaser to any end-user or customer (in any new or upgrade installations) in consideration for a license to use the Agency Automation Software (as defined in the Acquisition Agreement), to the extent such license fees exceed [...***...]; provided that the foregoing limitation shall not apply to any other pricing mechanisms used by Purchaser in connection with the Agency Automation Software, including transaction fees, service fees, development


* CONFIDENTIAL TREATMENT REQUESTED
     fees, maintenance fees or any other fees that are clearly distinguished from license fees in Purchaser's license agreements with such end-user or customer.


                         ARTICLE 8. END-USER AGREEMENTS

     8.1. GRANTS TO THIRD PARTIES. Owner represents and warrants that it has granted rights in the Programs to third parties solely pursuant to the nonexclusive End-User Agreements, and the following other non-exclusive agreements:

          8.1.1. Value Added Remarketing Agreement between Owner and Cybertek Corporation, dated August 4, 1998 (the "Cybertek Agreement").

     8.2. END-USER AGREEMENTS. Owner represents and warrants that (a) each End-User Agreement is in full force and effect in accordance with its terms without modification or amendment and without default by it, or to its knowledge by any other party thereto; (b) no condition exists which, with or without the giving of notice or passage of time, would constitute a breach under any of the End-User Agreements, (c) each End-User Agreement grants the licensee thereunder solely the nonexclusive right and license to use the Programs; (d) each End-User Agreement provides only for rendering of services (including warranty coverage, maintenance, and support) that, to the extent required to have been performed as of the Closing Date, will have been performed in full; (e) except for any End-User Agreement specifically identified in Exhibit I hereto, each End-User Agreement is freely assignable to and assumable by Purchaser pursuant to this Agreement, without the requirement of obtaining any consent or approval or giving any prior or subsequent notice; (f) Owner has not received notice that any party to any End-User Agreement intends to terminate or exercise any remedy under such End-User Agreement; and (g) each End-User Agreement marked as "N/A" in Exhibit C is substantially similar to the End-User Agreements for the same version of the Programs marked as "Provided" in Exhibit C.

     8.3. END-USER AGREEMENTS ASSIGNMENT. Effective as of the Closing Date, Owner hereby agrees to assign, transfer, and convey the End-User Agreements to Purchaser, and Purchaser hereby agrees to assume the obligations of Owner set forth in such End-User Agreements and agrees to indemnify and hold harmless Owner from and against any Damages resulting from failure of Purchaser to perform its obligations under the End-User Agreements in accordance with their terms after the Closing Date. Owner agrees to indemnify and hold harmless Purchaser from and against any Damages resulting from failure of Owner to perform its obligations under the End-User Agreements in accordance with their terms prior to the Closing Date. Owner and Purchaser shall jointly notify all end-users under the End-User Agreements of the foregoing assignment and assumption. It is mutually agreed that Owner shall retain all amounts previously paid to Owner under the End-User Agreements and that, to the extent further payments may be made thereunder after the Closing Date, Purchaser shall be entitled to receive them directly from such end-users. If such further payments nonetheless are made to Owner, Owner shall remit such payments to Purchaser.

     8.4. CYBERTEK AGREEMENT. Owner represents and warrants that (a) the Cybertek Agreement is in full force and effect in accordance with its terms without modification or amendment and without default by it, or to its knowledge by any other party thereto; (b) no condition exists which, with or without the giving of notice or passage of time, would constitute a breach under any Cybertek Agreement; (c) the Cybertek Agreement grants the licensee thereunder solely the nonexclusive rights and license to market the Programs to end-users and to install copies of the Programs internally for testing and support purposes; and (d) Owner has not received notice that Cybertek Corporation or any successor in interest thereto intends to terminate or exercise any remedy under the Cybertek Agreement.

     8.5. CYBERTEK AGREEMENT ASSIGNMENT. Effective as of the Closing Date, Owner hereby agrees to assign, transfer, and convey the Cybertek Agreement to Purchaser, and Purchaser hereby agrees to assume the obligations of Owner set forth in the Cybertek Agreement and agrees to indemnify and hold harmless Owner from and against any Damages resulting from failure of Purchaser to perform its obligations under the Cybertek Agreement in accordance with its terms after the Closing Date. Owner agrees to indemnify and hold harmless Purchaser from and against any Damages resulting from failure of Owner to perform its obligations under the Cybertek Agreement in accordance with its terms prior to the Closing Date. It is mutually agreed that Owner shall retain all amounts previously paid to Owner under the Cybertek Agreement and that, to the extent further payments may be made thereunder after the Closing Date, Purchaser shall be entitled to receive them directly. If such further payments nonetheless are made to Owner, Owner shall remit such payments to Purchaser.

                        ARTICLE 9. TRANSITION ASSISTANCE

     9.1. COOPERATION. Owner and Purchaser shall cooperate in good faith in order to accomplish the effective and orderly transition to Purchaser of the Programs and support for the clients of Owner using such Programs, as follows:

          9.1.1. Attached hereto as Exhibit F is a list of employees of Owner involved in the development, maintenance, sale and support of the Programs (the "Programs Employees"). Owner hereby consents to Purchaser's offering employment to the Programs Employees, on terms and conditions to be separately negotiated by the respective Programs Employees and Purchaser. Any decisions as to whether or not to accept such offers of employment shall be made in the sole discretion of the relevant Programs Employees. Purchaser shall extend offers to any Programs Employees it wishes to employ no later than two (2) days after the Closing Date unless otherwise agreed by the parties. Prior to extending any such offers, Purchaser shall inform Owner of the Programs Employees to which it intends to extend offers. Purchaser shall cooperate with Owner in the timing of its communications with and making of offers to Programs Employees in order to allow Owner to simultaneously communicate with any Programs Employees to which Purchaser does not intend to extend offers of employment. Any decisions regarding the continued employment by Owner of any Programs Employees to whom Purchaser does not extend employment offers within such two (2) day period (or such other period as is agreed by the parties), or who do not accept any such offer extended by Purchaser, shall be made in Owner's sole discretion. Purchaser shall bear no responsibility with regard to any Programs Employees to whom Purchaser does not extend offers of employment.

          9.1.2. Owner shall provide transition assistance to Purchaser for the time reasonably necessary, not to exceed six (6) months, to ensure an effective and orderly transition of the business supported by the Programs and the clients of Owner using such Programs, and shall cooperate in good faith with Purchaser in the transfer to Purchaser of responsibilities toward end-users. Such assistance shall include, but not be limited to, (a) transferring knowledge of the Programs to designated Purchaser personnel, (b) introducing Purchaser to end-users through joint visits to such end-users with Owner and Purchaser personnel and (c) assisting Purchaser with the transition of customer support obligations to Purchaser, (d) allowing Purchaser to access and use the facilities of Owner and to house the Hardware and Purchaser personnel for a mutually agreed period of time for the purposes described herein, (e) assisting Purchaser with the transition of key customer accounts, (f) participating at Purchaser's request, subject to Owner's discretion, in joint public or company announcements regarding Purchaser's acquisition and support of the Programs; (g) delivering the Hardware to Purchaser; and (h) providing such other transition services as are reasonably requested by Purchaser and agreed to by Owner. The parties to this Agreement shall jointly develop and agree to a transition plan (the "Transition Plan") within thirty (30) days of the Closing Date which shall specify each party's responsibilities in accomplishing the foregoing objectives.

          9.1.3. Owner shall pay to Purchaser, no later than sixty (60) days after the Closing Date, the sum of [...***...] (the "Transition Payment"). It is the intention of the parties that Purchaser will use the Transition Payment the pay salaries and other expenses associated with any Programs Employees hired by Purchaser under Section 9.1.1.

          9.1.4. In accordance with its obligation to Support (as defined in Section 13.1) the Programs following the Closing Date under Section 13.1, Purchaser shall maintain a staffing level with regard to the Programs substantially similar to that maintained by Owner prior to the Closing Date. Notwithstanding the foregoing, Purchaser shall be free to achieve such staffing level through outsourcing, or to replace employees involved in Supporting the Programs as it deems appropriate in its reasonable judgment.


* CONFIDENTIAL TREATMENT REQUESTED

           9.1.5. Owner shall introduce Purchaser to Patni Computer Services Ltd. ("Patni") and endeavor to facilitate an agreement between Purchaser and Patni containing terms and conditions similar to the terms and conditions under which Owner has employed the services of Patni with respect to the Programs.


                        ARTICLE 10. ANCILLARY AGREEMENTS

     10.1. MAINTENANCE AGREEMENTS AND DEVELOPMENT LICENSES. Exhibit G hereto sets forth a list of (a) maintenance agreements pertaining to the Hardware (the "Maintenance Agreements") and (b) agreements licensing to Owner certain software packages used in the development and maintenance of the Programs (the "Development Licenses"). Owner represents and warrants that
     (a) each Maintenance Agreement and Development License is in full force and effect in accordance with its terms without modification or amendment and without default by it, or to its knowledge by any other party thereto; (b) no condition exists which, with or without the giving of notice or passage of time, would constitute a breach under any Maintenance Agreement or Development License; (c) each Development License grants Owner the full and effective right to use the pertinent software packages in the development and maintenance of the Programs; (d) each Maintenance Agreement and Development License provides only for the payment of fees and royalties that, to the extent accrued as of the Closing Date, will have been paid in full; and (e) Owner has not received notice that any party to any Maintenance Agreement or Development License intends to terminate or exercise any remedy under such Maintenance Agreement or Development License.

     10.2. MAINTENANCE AGREEMENTS AND DEVELOPMENT LICENSES ASSIGNMENT. Effective as of the Closing Date, Owner hereby agrees to assign, transfer and convey to Purchaser the Maintenance Agreements and the Development Licenses, and Purchaser hereby agrees to assume the obligations of Owner set forth in such Maintenance Agreements and Development Licenses and agrees to indemnify and hold harmless Owner from and against any Damages resulting from failure of Purchaser to perform its obligations under the Maintenance Agreements or the Development Licenses in accordance with their terms after the Closing Date. Owner agrees to indemnify and hold harmless Purchaser from and against any Damages resulting from failure of Owner to perform its obligations under the Maintenance Agreements or the Development Licenses in accordance with their terms prior to the Closing Date. Owner and Purchaser shall jointly notify all service providers under the Maintenance Agreements and licensors under the Development Licenses of the foregoing assignment and assumption.

                         ARTICLE 11. FURTHER ASSURANCES

     11.1. COOPERATION IN TRANSFER. Owner shall, without further consideration, execute and deliver such further conveyance instruments and take such further actions as may be necessary to procure, maintain, perfect, and enforce the full benefits, enjoyment, rights, title and interest, on a worldwide basis of the Technology and the Hardware. Owner therefore agrees that upon Purchaser's written request and at Purchaser's expense Owner shall, as reasonably necessary, (a) execute, acknowledge, and deliver any affidavits or documents of assignment and conveyance regarding the Technology or the Hardware; (b) provide testimony in connection with any proceeding affecting the right, title, or interest of Purchaser in the Technology or the Hardware; and (c) perform any other acts deemed necessary to carry out the intent of this Agreement.

     11.2. AUDIT. After Closing, Owner and its third party auditors shall render any assistance and cooperation reasonably required and requested in writing by Purchaser to conduct an independent audit, which shall include the production of audited financial statements, of the business conducted by Owner concerning the Programs (the "P.D.,Q. Business") for three (3) years prior to Closing. For the purposes of conducting such audit Owner shall permit Purchaser access to pertinent books and records concerning the P.D.,Q. Business during normal business hours at times mutually agreed upon by the parties.

                      ARTICLE 12. ACKNOWLEDGMENT OF RIGHTS

     12.1. PURCHASER RIGHTS. In furtherance of this Agreement, Owner hereby acknowledges that, from and after the Closing Date, Purchaser has acceded to all of Owner's right, title, and standing to:

            12.1.1. Receive all rights and benefits pertaining to the Technology, the Hardware, the Remarketing Agreements, the Acquisition Agreement, the End-User Agreements, the Cybertek Agreement, the Maintenance Agreements and the Development Licenses;

            12.1.2. Institute and prosecute all suits and proceedings and take all actions that Purchaser, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right, or title of any kind in, to or under any and all of the Technology, the Hardware, the Remarketing Agreements, the Acquisition Agreement, the End-User Agreements, the Cybertek Agreement, the Maintenance Agreements and the Development Licenses; and

            12.1.3. Defend and compromise any and all such action, suits, or proceedings relating to such transferred and assigned rights, title, interest, and benefits, and perform all other such acts in relation thereto as Purchaser, in its sole discretion, deems advisable.

               ARTICLE 13. PROGRAMS PROMOTION; SOURCE CODE ESCROW

     13.1. MAINTENANCE AND PROMOTION OF PROGRAMS. As additional consideration for the assets, rights and ownership interests acquired by Purchaser hereunder, Purchaser shall, for a period of two (2) years following the Closing Date, use commercially reasonable efforts actively to promote, maintain, support, market and upgrade (collectively, such activities constituting "Support") the Programs, and in any event shall conduct such activities on a level at least equivalent to that performed by Owner prior to the Closing Date. The following procedure shall be used to determine whether Purchaser is fulfilling its obligations under this Section 13.1:

           13.1.1. In the event that Owner is dissatisfied with Purchaser's activities pursuant to Section 13.1, it shall have the right to convene an arbitration proceeding to determine whether Purchaser is satisfying its obligations under Section 13.1. If the arbitrator(s) determine that Owner has shown by clear and convincing evidence that Purchaser has demonstrated a pattern of failing to (a) maintain the Programs properly, or (b) to provide effective support to end users of the Program, Purchaser shall be deemed in breach of its obligations under Section 13.1. In reaching its determination, the arbitrator shall specifically consider (a) with regard to maintaining the Programs properly, whether Purchaser has demonstrated a pattern of failing to maintain the distributed code to the Programs in reasonably error-free condition, or of failing to keep current Program functionality with regard to industry and market requirements; and (b) with regard to providing effective support to end users, whether Purchaser has demonstrated a pattern of introducing defects to the Programs that are injurious to the businesses of end users, or of failing to cure reported defects in a timely manner consistent with industry standards and reasonable customer expectations.

     13.2. RIGHT TO REACQUIRE PROGRAMS. Purchaser acknowledges that Purchaser's obligations under Section 13.1 constituted a material inducement to Owner's entering into this Agreement, and accordingly agrees that any breach by Purchaser of Purchaser's obligations under Section 13.1, as determined by an arbitrator's ruling in Owner's favor in accordance with the procedures set forth in Section 13.1.1 above, shall entitle Owner to reacquire from Purchaser all right, title and interest in and to the Programs, Assigned Agreements and Trademarks transferred to Purchaser hereunder (hereinafter, such right to reacquire to be referred to as the "Option"). In the event of a breach of Section 13.1, as determined by an arbitrator's ruling in Owner's favor in accordance with the procedures set forth in Section 13.1.1 above, which breach has not been cured within thirty (30) days after Owner has provided notice thereof to Purchaser, Owner may exercise the Option by providing written notice (the "Option Notice") to Purchaser and paying to Purchaser the fair market value of the Programs in their then current form, as determined by a third party auditor mutually acceptable to the parties. In the event that the parties are unable to agree to an acceptable auditor within seven (7) days after the date of the Option Notice, the fair market value of the Programs shall be determined by a panel of three auditors, with one chosen by each party and a third chosen by the first two auditors. Notwithstanding the foregoing, in the event that Purchaser is in Bankruptcy (as hereinafter defined) as of the date of the Option Notice, Purchaser may exercise the Option by either, at Owner's choice, (a) paying the fair market value of the Programs, determined as set forth above, or

     (b) delivering to Purchaser the Shares received by Owner hereunder. Purchaser shall cooperate fully with Owner in executing all documents necessary to effectuate Owner's reacquisition of the Programs, Remarketing Agreements and Trademarks under the Option. As security for Purchaser's obligations under this ARTICLE 13, Purchaser will grant to Owner a lien and security interest in the Programs (including without limitation all copyright registrations thereof) and Trademarks pursuant to a security agreement to be executed by the parties at the Closing hereunder. As used in this Section 13.2, the term "Bankruptcy" shall mean the institution of any proceeding by or against Purchaser seeking relief, reorganization or arrangement under any laws relating to bankruptcy or insolvency; the assignment for the benefit of creditors, or upon the appointment of a receiver, liquidator or trustee, of any of Purchaser's property or assets; or the liquidation, dissolution or winding up of Purchaser's business.

     13.3. SOURCE CODE ESCROW.

           13.3.1. Pursuant to a source code escrow agreement in a form to be mutually agreed upon by both parties (the "Escrow Agreement"), Purchaser shall deposit a copy of the source code and all documentation for the Programs (collectively, the "Deposit") with a third party escrow agent reasonably acceptable to both parties (the "Escrow Agent"), no later than thirty (30) days after Purchaser's receipt thereof under Section 3.1. The Deposit will be held in escrow as security for the Option, for a period of two (2) years following the Closing Date. During such two (2) year period, the Deposit will be updated and kept current by Purchaser as changes are made to any part of the Programs. Purchaser agrees continuously to store, deposit and maintain the Deposit for the benefit of Owner.

           13.3.2. Purchaser shall provide a copy of the Escrow Agreement to Owner upon request, and Owner shall have the right to verify the completeness and currency of the Deposit upon reasonable notice to the Escrow Agent and Purchaser.

           13.3.3. The Deposit shall be held in escrow by the Escrow Agent and Owner shall, upon payment of the duplication costs and other reasonable handling charges of the Escrow Agent, be entitled to obtain a copy of the Deposit from the Escrow Agent upon Owner's exercise of the Option under Section 13.2.

                    ARTICLE 14. LIMITED WARRANTY; NO SUPPORT

     14.1. LIMITED WARRANTY. Other than the representations and warranties explicitly set forth in this Agreement, OWNER WILL ASSIGN THE PROGRAMS AND HARDWARE TO PURCHASER "AS IS," AND OWNER DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED WITH RESPECT TO THE PROGRAMS AND HARDWARE, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     14.2. NO SUPPORT. Except as may otherwise be expressly provided in a separate agreement, Owner shall not be responsible to Purchaser for, or have any duty to conduct or perform, any training or instruction; any presale or postsale marketing support; any licensing, sublicensing, leasing, or distribution; or any modification, correction, updating, enhancement, or technical support of the Programs.

                          ARTICLE 15. INDEMNIFICATION

     15.1. INDEMNIFICATION FOR BREACH OF REPRESENTATION AND WARRANTIES. Each party hereto shall indemnify and hold harmless the other party, and such party's directors, officers, employees and agents, from and against all Damages (as defined in Section 15.4) resulting from, arising from, based on or relating to such party's breach of its representations and warranties hereunder or in any certificate, document or instrument furnished by each party pursuant to this Agreement or in connection with the transactions contemplated hereby; provided, however, that Owner shall have no obligation under this ARTICLE 15 with respect to any Damages to the extent such Damages would not have been incurred but for (a) modifications made by Purchaser to the Programs or Hardware; and/or (b) Purchaser's combination of the Programs and/or Hardware, or operation or use thereof in combination with, equipment, data or software not furnished by Purchaser except for any combination which is specified in the Program documentation or that otherwise forms part of the normal operating environment for the Programs.

     15.2. TAX INDEMNIFICATION. Purchaser shall indemnify and hold harmless Owner, and Owner's directors, officers, employees and agents, from and against all Damages (as defined in Section 15.4) resulting from, arising out of, based on or relating to any taxes for which Purchaser is liable under Section 1.5.

     15.3. SURVIVAL. All representations, warranties, covenants, agreements and obligations set forth in this Agreement or any other certificate, instrument or document furnished in connection with this Agreement or the transactions contemplated hereby shall survive the consummation of the transactions contemplated hereby. The representations, warranties, covenants and obligations of Owner, and the rights and remedies that may be exercised by Purchaser, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or any knowledge of, any of Purchaser or any of their representatives.

     15.4. DAMAGES. "Damages" means any and all losses (including, but not limited to liquidated damages), claims, damages, liabilities, obligations, judgments, equitable relief granted, settlements, awards (including back pay awards), demands, offsets, defenses, counterclaims, actions or proceedings, reasonable out-of-pocket costs, expenses and attorneys' fees (including any such reasonable costs, expenses and attorneys' fees incurred in enforcing any right of indemnification or with respect to any appeal), interest and penalties.

                          ARTICLE 16. CONFIDENTIALITY

     16.1. DEFINITION. "Confidential Information" means confidential and proprietary information which relates to Owner's or Purchaser's business, products and services, including but not limited to data, trade secrets, discoveries, ideas, concepts, know-how, techniques, software, business activities and operations, reports, studies and other technical and business information. Notwithstanding the foregoing, Confidential Information shall not include any information which (a) is known by the receiving party at the time of disclosure, free of any obligation to keep it confidential, as evidenced by credible evidence; (b) is or becomes publicly available through authorized disclosure by the owner of such information; (c) is rightfully obtained by the receiving party from a third party who has the right to transfer or disclose it; or (d) is independently developed by receiving party without reference to Confidential Information of the other party.

     16.2. NO DISCLOSURE. Each party shall keep in confidence for a period of five (5) years after termination or expiration of this Agreement all Confidential Information of the other party and that it will not directly or indirectly disclose to any third party or use for its own benefit, or use for any purpose other than the performance of its obligations under this Agreement, any Confidential Information it receives from the other party; provided, however, that obligations concerning confidentiality of personal information relating to policyholders or potential policyholders shall survive in perpetuity. Each party shall use reasonable care to protect the other party's Confidential Information, and in no event less than the same degree of care as it would employ with respect to its own information of like importance which it does not desire to have published or disseminated. Each party may make Confidential Information of the other party available to those of its employees, contractors or agents who have a need to know such information and who are subject to binding use and disclosure restrictions at least as protective as those set forth herein. Notwithstanding the foregoing, either party may make disclosures as lawfully required or requested by a governmental entity or agency, as required by any judicial authority or process or in connection with any judicial proceeding, or in connection with seeking any governmental or regulatory approval, provided that reasonable measures are taken to limit such disclosure and to obtain confidential treatment or a protective order and the disclosing party is allowed to participate in such efforts.

     16.3. REMEDIES. Owner and Purchaser each agree that any breach of this
     ARTICLE 16 would cause irreparable harm or injury to the other party significantly in excess of the value received by such other party pursuant to this Agreement, and that such other party shall be entitled to declaratory, injunctive or other equitable relief, in addition to any other legal or equitable remedies it may have, for any such breach.

                            ARTICLE 17. NON-COMPETE

     17.1. LIMITED NON-COMPETITION. Subject to ARTICLE 13, for a period of three
     (3) years following the Closing Date (the "Restricted Period"), Owner shall not compete with Purchaser by developing, marketing or distributing, or assisting third parties to develop, market or distribute, a product or service which is directly competitive with the Programs. Owner agrees that neither it nor any affiliate shall during the Restricted Period, employ, or directly or indirectly solicit for employment or advise or recommend to any other person that he or she employ or solicit for employment, any person employed at that time by Purchaser; provided, however, nothing contained herein shall prevent it or any affiliate from hiring any such employee who responds to a general hiring program conducted in the ordinary course of business not specifically directed to such employees or who approaches Owner or any affiliate on a wholly unsolicited basis. Following the Closing Date, neither Owner nor any affiliate shall, without the prior written consent of Purchaser, make any use of the trademarks listed in Exhibit E.


                              ARTICLE 18. CLOSING

     18.1. CONDITIONS TO PURCHASER'S AND OWNER'S OBLIGATIONS AT CLOSING. The obligations of Purchaser to purchase the Programs and Hardware hereunder and consummate the transactions contemplated hereby, and the obligations of Owner to transfer the Programs and Hardware hereunder and consummate the transactions contemplated hereby, are conditioned on the satisfaction, unless waived, of the following conditions at the Closing:

          18.1.1. All applicable waiting periods under the HSR Act shall have expired.

          18.1.2. The Business and Technology Strategic Alliance Agreement in substantially the form attached hereto as Exhibit K shall have been executed by the parties thereto.

     18.2. FAILURE TO CLOSE. If for any reason the Closing has not occurred within sixty (60) days after the date on which this Agreement is executed, this Agreement shall terminate except for any liability either party may have hereunder for breach of this Agreement.

     18.3. DELIVERY OF DOCUMENTS. At the Closing, Owner shall deliver to Purchaser appropriate assignment and bill of sale documents in a form reasonably acceptable to Purchaser, and Purchaser shall deliver to Owner certificates constituting the Shares representing the Purchase Price as set forth in Section 1.3.

     18.4. COVENANTS.

          18.4.1. Owner and Purchaser shall make commercially reasonable efforts to ensure that all conditions to Closing under Section 18.1 occur as soon as reasonably practicable.

          18.4.2. Owner shall make commercially reasonable efforts to effect the assignment to Purchaser of all of the Assigned Agreements no later than the Closing Date, and to obtain written consents to such assignments from all third parties listed in Exhibit I and deliver such consents to Purchaser no later than the Closing Date or promptly thereafter. Purchaser shall provide reasonable assistance in effecting such assignments and obtaining such written consents, as requested by Owner. To the extent that any Assigned Agreements have not been assigned to Purchaser as of the Closing Date, Owner agrees to make available to Purchaser any benefits received thereunder after the Closing Date, at no cost to Purchaser, and Purchaser agrees to assume any obligations thereunder (except for any obligations explicitly disclaimed under this Agreement) after the Closing Date.

                           ARTICLE 19. MISCELLANEOUS

     19.1. HEADINGS AND REFERENCES. Unless otherwise stated, all references to Articles, Sections and Exhibits refer to the articles and sections of, and exhibits to, this Agreement. The headings of the Articles and Sections of this Agreement are for convenience only and in no way limit or affect the terms or conditions of this Agreement.

     19.2. SEVERABILITY. If any provision or any portion of any provision of this Agreement is construed to be illegal, invalid or unenforceable, such provision or portion thereof shall be deemed stricken and deleted from this Agreement to the same extent and effect as if it were never incorporated herein, but all other provisions of this Agreement and the remaining portion of any provision that is construed to be illegal, invalid or unenforceable in part shall continue in full force and effect; provided that such resulting construction of the Agreement does not frustrate the main purpose of the Agreement.

     19.3. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, together with their respective legal representatives, successors, and assigns, and may not be assigned by either party without the prior written consent of the other party hereto.

     19.4. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado.

     19.5. ENTIRE AGREEMENT. This Agreement, including the Exhibits referred to herein, which are incorporated herein and made a part hereof, merges and supersedes all prior and contemporaneous agreements, assurances, representations, and communications between the parties hereto with respect to the subject matter contained herein, and may be amended or terminated only by a written agreement executed by the Owner and Purchaser.

     19.6. NO RELATIONSHIP BETWEEN THE PARTIES. Neither party shall represent itself as the agent or legal representative of the other or as joint venturers for any purpose whatsoever, and neither shall have any right to create or assume any obligations of any kind, express or implied, for or on behalf of the other in any way whatsoever.

     19.7. NON-WAIVER. A failure of either party to enforce at any time any term, provision or condition of this Agreement, or to exercise any right or option herein, shall in no way operate as a waiver thereof, nor shall any single or partial exercise preclude any other right or option herein; and no waiver of any term, provision or condition of this Agreement shall be valid unless in writing, signed by the waiving party, and only to the extent set forth in such writing.

     19.8. NOTICES. Unless expressly stated otherwise, all notices required herein shall be given in writing and shall be delivered (and notice shall be deemed effective upon delivery) in person, by courier, or sent by certified United States mail, postage prepaid, return receipt requested, to the address set forth in the first paragraph of this Agreement.

IN WITNESS WHEREOF, Owner and Purchaser have caused this Agreement to be signed and delivered, all as of the date first set forth above.

First Colony Life Insurance Company         ChannelPoint, Inc.



By: /s/ Kim D. Thorpe                       By: /s/ Kenneth E. Hollen
    --------------------------                  --------------------------------


Name: Kim D. Thorpe                         Name: Kenneth E. Hollen
Title: Senior Vice President                Title: President and CEO

                              EXHIBIT A - PROGRAMS

     1. p.d.,q.: Comprehensive AS400 based brokerage general agency administration system, frequently referred to as "Classic" to distinguish it from the replacement/upgrade offering p.d.,q. 2000.
          o p.d.,q. source code - all versions extant in the p.d.,q. software archives, 1 through 20 (current)
          o p.d.,q. object code - all versions extant in the p.d.,q. software archives, 1 through 20
          o    All p.d.,q. system documentation
          o    All end user documentation

     2. p.d.,q. Lite: PC based status and e-mail application in support of NAILBA standards
          o    U.S. Copyright Registration: TX 4-865-613, 5/1/98
          o    p.d.,q. Lite source code - all versions, 1 through 4 (current)
          o    p.d.,q. Lite object code - all versions, 1 through 4
          o    All system documentation
          o    All end user documentation

     3. p.d.,q. 2000: Windows based replacement for p.d.,q. "Classic", a comprehensive brokerage general agency administration system
          o    U.S. Copyright Registration: TX 4-906-365, 5/18/98
          o p.d.,q. 2000 source code libraries - all modules, all application versions, 1 through 3.21 (current), all standalone components such as utilities, scripts, reports, and so on, all enhancements currently in development both on shore in Lynchburg VA as well as off shore in the offices of Patni Consulting Services in Mumbai, India.
               Modules:
               o    Resource module
               o    p.d.,q. 2000 module
               o    Cash Receipts module
          o p.d.,q. 2000 object code - all modules, application versions, 1 through 3.21, all standalone components such as utilities, reports, and so on.
          o    All system documentation
          o All other manuals and documentation acquired by Owner in support of the p.d.,q. 2000 application development environment (.PowerBuilder, Oracle, APOL, etc.)
          o All technical documentation regarding enhancements both proposed, planned and in development
          o p.d.,q. 2000 ver 3.0 end user training manual and related documentation
          o    All printed copies and source files
          o    All on-line copies
          o    All p.d.,q. 2000 marketing material and software demos

     4.   All miscellaneous programs
          o    Extract Programs:
                    Multidata "E" series export
          o    Conversion programs:
                    Multidata "D" series to p.d.,q. "Classic" version 19 Multidata "E" series to p.d.,q. "Classic" version 19 Multidata "E" series to p.d.,q. 2000 version 3.n p.d.,q. "Classic" version 19 to p.d.,q. "Classic" version 20 p.d.,q. "Classic" version 19 to p.d.,q. 2000 version 3.n
          o    Installation utilities
                    p.d.,q. "Classic" version 20 installation tape p.d.,q. Lite version 4.0 installation and setup program p.d.,q. 2000 database configuration and installation scripts
          o All other miscellaneous programs and utilities developed by the p.d.,q. department during the course of, or as part of application development and customer support

                       EXHIBIT B - REMARKETING AGREEMENTS

     1.   NAPS Purchase Agreement, dated November 8, 1983

     2.   Comm-Press Software License Agreement, dated November 24, 1993

     3. advantis Licensed Program Redistribution Agreement, signed by Owner on June 28, 1995

     4.   Oracle Business Alliance Program Agreement, dated March 5, 1996

                         EXHIBIT C - END-USER AGREEMENTS

                               GA NAME                PRODUCT               COMMENT                  CONTRACT

   1         1     Algren Associates, Inc                                                                *
   2         2     Benefit Brokerage, Inc.                        Converted from Classic                 *
   3         3     Bisys Insurance Services Inc.                                                         *
   4         4     Brokerage Services Of Carolina                 Converted from Classic        Provided (Original
                                                                                                    "Classic")
   5         5     Brown And Brown Associates                     Converted from Classic        Provided (Original
                                                                                                    "Classic")
   6         6     Business Underwriters                                                                 *
                   Associates
   7         7     Carrol & Associates                            Converted from Multidata               *
   8         8     CPS                                            Converted from Classic                 *
   9         9     Donald R. Love Agency, Inc.                                                           *
   10       10     Financial Services Corp.                                                              *
   11       11     First Northern                                 Also Classic                  Provided (Original
                                                                                                    "Classic")
   12       12     First Quote                                                                           *
   13       13     Harrison James Group, LLC                      Converted from Classic                 *
   14       14     IFS Agencies                                   Converted from Classic                 *
   15       15     Independent Financial Network       2000                                              *
   16       16     Merz Agency, Inc.                   2000                                              *
                   WASHINGTON
   17       17     Metlife Brokerage                   2000       Evaluating Multidata                   *
                                                                  conversion
   18       18     Pacific Southwest Finance           2000                                              *
   19       19     State Life                          2000                                              *
   20       20     Target Insurance Services,          2000       Converted from Classic        Provided (Original
                   Inc.                                                                             "Classic")
   21       21     Tennessee Brokerage Agency,         2000       Converted from Classic        Provided (Original
                   Inc.                                                                             "Classic")
   22       22     The Herman Agency, Inc.             2000                                              *
   23       23     The Milner Agency, Inc.             2000       Converted from Classic         Provided (British
                                                                                                American Insurance
                                                                                                Intermediaries from
                                                                                                     Classic)
   24       24     Tom Bridgers Agency                 2000                                              *
   25       25     U S A  Associates Limited           2000       Converted from Classic                 *
   26       26     Wiig-Codr Underwriters Co.,         2000                                              *
                   Inc.
   27       27     DAI                             2000 - sched   Scheduled by 12/99
   28       28     Life Brokerage Corporation      2000 - sched   Scheduled by 12/99
   29       29     Pinney Insurance Agency         2000 - sched   Scheduled by 12/99
   30       30     Taber Brokerage                 2000 - sched   Scheduled by 12/99

   31       31     The Palmer Agency               2000 - sched   Scheduled by 12/99
   32       32     URL                             2000 - sched   Scheduled by 12/99
   33       33     Weinstein Associates            2000 - sched   Scheduled by 12/99
   34       34     Zenith Data Systems             2000 - sched   Scheduled by 12/99
   35        1     Ascensus Insurance Services        CLASSIC                                           N/A
                   Inc.
   36        2     Aspegren Financial Coporation      CLASSIC                                        Provided
   37        3     Belman Klein Assoc., Ltd.          CLASSIC                                           N/A
   38        4     Brokerage Services,                CLASSIC                                      Provided (L&J
                   Inc.(Mayer-Meyer)                                                                Associates)
   39        5     Brokerage Unlimited, Inc.          CLASSIC                                           N/A
   40        6     Brokers Clearing House, Ltd.       CLASSIC                                        Provided
   41        7     Brokers Service Marketing          CLASSIC                                        Provided
                   (LEA)
   42        8     Brokers Source, Ltd.               CLASSIC                                        Provided
   43        9     BSI, Inc.                          CLASSIC                                        Provided
   44       10     Charitable Estates                 CLASSIC                                     Provided (Life
                                                                                               Insurance Counselors)
   45       11     Colonial Brokerage House, Inc.     CLASSIC     2000 conversion sched         Provided (MaryJane
                                                                                                      Dolan)
   46       12     Continental-Southern Ins.          CLASSIC                                        Provided
                   Agency
   47       13     Crisis Management Agency, Inc.     CLASSIC     2000 conversion sched                 N/A
   48       14     Dick Peters (R & P Health)         CLASSIC     2000 conversion sched        Provided (R&P Health
                   RUPRIGHT                                                                   and Financial Services)
   49       15     Equity, Inc.                       CLASSIC                                        Provided
   50       16     Executive Underwriters             CLASSIC                                        Provided
   51       17     F P A, Inc.                        CLASSIC                                        Provided
   52       18     Felton McCrary Brokerage, Inc.     CLASSIC                                        Provided
   53       19     First Northern Financial           CLASSIC     2000 conversion sched              Provided
                   Resources, Inc.
   54       20     Flynn Assoc. Ins. Mrktg., Inc.     CLASSIC                                        Provided
   55       21     Fry-Clement Agency, Inc.           CLASSIC     2000 conversion sched              Provided
   56       22     Garden City Brokerage Inc.         CLASSIC                                        Provided
   57       23     Guardian Of Hawaii, LTD            CLASSIC     2000 conversion sched              Provided
   58       24     H. D. Mooers & Co.                 CLASSIC                                        Provided
   59       25     Infinity Financial & Ins.          CLASSIC                                        Provided
                   Serv.
   60       26     Innovative Brokers Corp.           CLASSIC                                        Provided
   61       27     Insurance Marketing Concepts,      CLASSIC                                        Provided
                   Inc.
   62       28     Insurance Marketing                CLASSIC                                           N/A
                   Resources, Inc.
   63       29     Issue Insurance Agency,Inc.        CLASSIC                                        Provided
   64       30     J. L. Thomas & Co. Inc.            CLASSIC     2000 conversion sched            Provided (J D
                                                                                                Investment Company)
   65       31     James C. McGill Assoc.             CLASSIC                                        Provided
   66       32     James F. Sullivan Agency, Inc.     CLASSIC     2000 conversion sched              Provided

   67       33     Jervey & Company Inc.              CLASSIC                                           N/A
   68       34     John C. Davis Agency               CLASSIC                                        Provided
   69       35     Merz Agency, Inc. OREGON           CLASSIC                                        Provided
   70       36     Moneymetrics                       CLASSIC                                           N/A
   71       37     National Benefit Corp.             CLASSIC                                        Provided
   72       38     Norman Barken                      CLASSIC     2000 conversion sched              Provided
   73       39     Northern States Brokerage,         CLASSIC                                           N/A
                   Inc.
   74       40     Oldfield Associates, Inc.          CLASSIC                                        Provided
   75       41     P. Joline, Assoc. In               CLASSIC                                           N/A
                   Brokerage, Inc.
   76       42     Profit Plans, LLC                  CLASSIC                                    Provided (Mr. Bob
                                                                                                      Hopper)
   77       43     Prudential Brokerage               CLASSIC                                           N/A
   78       44     Richard T. Brown Agency, Inc.      CLASSIC                                        Provided
   79       45     Robert Poage Insurance             CLASSIC                                        Provided
                   Services Inc
   80       46     Security House, Inc.               CLASSIC     2000 conversion sched              Provided
   81       47     Shaw American Financial Corp       CLASSIC                                   Provided (American
                                                                                               Insurance Marketers)
   82       48     South Pacific Insurance Agency     CLASSIC                                        Provided
   83       49     Special Risk Underwriters,         CLASSIC                                   Provided (E. Donald
                   Inc.                                                                               Fuerst)
   84       50     Special Service Agency Inc.        CLASSIC                                        Provided
   85       51     TGR Insurance Services, Inc.       CLASSIC                                           N/A
   86       52     The Conway Group                   CLASSIC                                        Provided
   87       53     The Loving Insurance Group         CLASSIC                                   Provided (William P
                                                                                                      Loving)
   88       54     The Shaw Group II                  CLASSIC                                           N/A
   89       55     Thorp Brokerage Resources          CLASSIC     2000 conversion sched              Provided
   90       56     Total Life Concepts                CLASSIC     2000 conversion sched                 N/A
   91       57     United Underwriters                CLASSIC                                   Provided (from BSI
                                                                                                      merger)
   92       58     Upstate Special Risk               CLASSIC     2000 conversion sched        Provided (Kalinowski
                   Services, Inc.                                                                Investment Trust)
   93       59     USA Brokerage Network, Inc         CLASSIC                                           N/A
   94       60     W. R. Ryno & Company               CLASSIC                                           N/A
   95       61     W. S. Vogel Agency, Inc.           CLASSIC                                        Provided
   96        1     A G Edwards & Sons, Inc.            LITE                                      Sample Agreement
                                                                                                     Attached
   97        2     Alex Joseph Associates              LITE                                              "
   98        3     American Benefits Group             LITE                                              "
   99        4     AMPAC-Brent Giroux                  LITE                                              "
  100        5     Ash Brokerage Corporation           LITE                                              "
  101        6     Barnett Bank - BISYS                LITE                                              "
  102        7     Benefit Consultants                 LITE                                              "

  103        8     Brast & Bellig Financial            LITE                                              "
  104        9     Brent O. Giroux                     LITE                                              "
  105       10     Brokerage Professionals, Inc.       LITE                                              "
  106       11     Brokerage Resource Inc              LITE                                              "
  107       12     Bufkin, Hefferon & Siegel           LITE                                              "
  108       13     Byron Udell & Associates, Inc.      LITE                                              "
  109       14     Centerstone Life & Annuity          LITE                                              "
  110       15     Chase Fin Srvcs-BISYS               LITE                                              "
  111       16     Chase Manhattan-BISYS               LITE                                              "
  112       17     CMC & Associates                    LITE                                              "
  113       18     Cogswell Agency                     LITE                                              "
  114       19     Component Insurance Service,        LITE                                              "
                   Inc.
  115       20     Consumer Insurance Group, Inc.      LITE                                              "
  116       21     Corbitt Brokerage Service,          LITE                                              "
                   Inc.
  117       22     Corporate Compensation Plans,       LITE                                              "
                   Inc.
  118       23     Corporate Financial Services,       LITE                                              "
                   Inc. RIKER
  119       24     Coverdale - THE MILNER AGENCY       LITE                                              "
  120       25     David A. Carr, Associates,          LITE                                              "
                   Inc.
  121       26     Dennis R. Isabell & Associates      LITE                                              "
  122       27     Dime N.J.Agency                     LITE                                              "
  123       28     Diversified Brokerage               LITE                                              "
                   Services Inc.
  124       29     Diversified Brokerage               LITE                                              "
                   Specialists
  125       30     Diversified Investments, Inc.       LITE                                              "
  126       31     Donny Randall Wells                 LITE                                              "
  127       32     Doug Jones Insurance Agency         LITE                                              "
  128       33     Douglass Capital Corp.              LITE                                              "
  129       34     Elite Marketing Group               LITE                                              "
  130       35     Enroll American - ASH               LITE                                              "
                   BROKERAGE
  131       36     Equity Analysts Agency, Inc.        LITE                                              "
  132       37     Essex Corporation                   LITE                                              "
  133       38     Extra Risk Associates, Inc.         LITE                                              "
  134       39     First Union East                    LITE                                              "
                   Coast-EQUITY, INC.
  135       40     First Union West                    LITE                                              "
                   Coast-EQUITY, INC.
  136       41     Fleet Insurance Agcy-ESSEX,         LITE                                              "
                   CORP
  137       42     Frank E. Skaw                       LITE                                              "
  138       43     Gary H. Johnson                     LITE                                              "
  139       44     Glassford Agency, Inc.              LITE                                              "
  140       45     Golden American                     LITE                                              "
  141       46     Harris, Welger                      LITE                                              "
  142       47     IIC Marketing, Ltd.                 LITE                                              "

  143       48     Ins. Professionals Of West          LITE                                              "
                   Tx, Inc.
  144       49     Insurance Brokerage Services,       LITE                                              "
                   Inc.
  145       50     Insurance Designers Of              LITE                                              "
                   Dallas, Inc.
  146       51     Insurance Exchange Of America       LITE                                              "
  147       52     Insurance Innovations,              LITE                                              "
                   Unlimited
  148       53     Insurance Planning, Inc.            LITE                                              "
  149       54     James Ira Tucker                    LITE                                              "
  150       55     James R. Young                      LITE                                              "
  151       56     John D. Wink, III                   LITE                                              "
  152       57     John Rupright                       LITE                                              "
  153       58     Joseph Zullo                        LITE                                              "
  154       59     K. W. Brokerage, Inc.               LITE                                              "
  155       60     Kleiner, Chisholm &                 LITE                                              "
                   Associates, Inc.
  156       61     KMS Financial Serv. Inc             LITE                                              "
  157       62     Larry Gordon Agency Inc.            LITE                                              "
                   CHRIS LUNDE
  158       63     Larry Gordon Agency Inc.            LITE                                              "
                   Glenview
  159       64     Larry Gordon Agency Inc.            LITE                                              "
                   Lunde/Firstar
  160       65     Leejon Agency, Inc.                 LITE                                              "
  161       66     Legg Mason Financial Services       LITE                                              "
  162       67     Leisure Werden Terry Agy.           LITE       Sched conversion to 2000               "
                   Inc. LA OFF
  163       68     Leisure Werden Terry Agy.           LITE       Sched conversion to 2000               "
                   Inc. SF OFF
  164       69     Management Consolidated             LITE                                              "
                   Corp., Inc.
  165       70     Michael D. Carothers Ins.           LITE                                              "
                   Agency
  166       71     Mississippi Insurance               LITE                                              "
                   Brokerage
  167       72     Nashville Brokerage                 LITE                                              "
  168       73     Nathan & Lewis Associates,          LITE                                              "
                   Inc.
  169       74     National Brokerage Co., Inc.        LITE                                              "
  170       75     National Brokerage Consortium       LITE                                              "
  171       76     Northeast Risk Management           LITE                                              "
  172       77     O.D.I.                              LITE                                              "
  173       78     Partners Marketing Group            LITE                                              "
  174       79     Pension Actuaries Of                LITE                                              "
                   Philadephia
  175       80     Personalized Brokerage              LITE                                              "
                   Services
  176       81     Peterson Brokerage Agency           LITE                                              "
  177       82     Producers Financial Group           LITE                                              "
  178       83     Randi R Street TBA R R S            LITE                                              "
                   Agency
  179       84     Ray Drobny                          LITE                                              "
  180       85     Reliable Insurance Brokers          LITE                                              "

  181       86     Robert W. Hays                      LITE                                              "
  182       87     Robinson-Hornbeck, Inc.             LITE                                              "
  183       88     Ronald Carter Agency                LITE                                              "
  184       89     Selectquote Insurance Services      LITE                                              "
  185       90     Shumate Brokerage Corp.             LITE                                              "
  186       91     Source Brokerage, Inc.              LITE                                              "
  187       92     Special Service Agency              LITE                                              "
                   Inc.-COMPULIFE
  188       93     The Palmer Agency                   LITE                                              "
  189       94     The Whitlock Agency, Inc.           LITE                                              "
  190       95     Thomas Insurance Marketing          LITE                                              "
  191       96     Thomas Insurance Services           LITE                                              "
  192       97     Towne Brokers, Inc.                 LITE                                              "
  193       98     Underwriting Service Agency         LITE                                              "
  194       99     Vandermast Agencies                 LITE                                              "
  195       100    W. E. Stanley/BB&T Bank             LITE                                              "
  196       101    Ward Financial Service, Inc.        LITE                                              "
  197       102    Willard Insurance Agency, Inc       LITE                                              "
  198       103    William A. Dippel                   LITE                                              "
  199       104    William Tavenner & Assoc.,          LITE                                              "
                   Inc.
  200        1     Aetna Life Insurance Co.           EXPRESS                                        Provided
  201        2     Connecticut General Life           EXPRESS                                        Provided
                   Insurance Company
  202        3     Continental Casualty Company       EXPRESS                                        Provided
  203        4     First Penn-Pacific Life            EXPRESS                                        Provided
                   Insurance Company
  204        5     GECS Insurance Companies           EXPRESS                                        Provided
  205        6     Grenel Financial Corporation       EXPRESS                                        Provided
                   (Connecticut National)
  206        7     Life Insurance Company of          EXPRESS                                        Provided
                   Virginia
  207        8     Lincoln Benefit Life               EXPRESS                                           N/A
  210        9     Metropolitan Life Insurance        EXPRESS                                        Provided
                   Co.
  211       10     North American Company for         EXPRESS                                        Provided
                   Life and Health
  212       11     Prudential Select                  EXPRESS                                        Provided
  213       12     Security Connecticut Life          EXPRESS                                        Provided
                   Insurance Company
  214       13     The Midland Mutual Life            EXPRESS                                        Provided
                   Insurance Company
  215       14     Transamerica Occidental Life       EXPRESS                                        Provided
  216       15     United of Omaha                    EXPRESS                                        Provided
  217       16     Zurich Kemper Life and             EXPRESS                                        Provided
                   Fidelity Life

 NOTES:
 * = p.d.,q. 2000 Agencies agreed to participate subject to final contracts being approved and offered. Issues associated with pricing and production credits have delayed this.

N/A= Contracts were not found in the normal location and a search for them continues.

 " = p.d.,q. Lite agencies were provided an end user license agreement along with their software at time of installation. Sample is attached as Appendix 1.

                             APPENDIX 1 TO EXHIBIT C
                         P.D.,Q. LITE END-USER AGREEMENT

This Agreement is made between First Colony Life Insurance Company, a Virginia Corporation, ("First Colony") and the Customer.

First Colony markets certain computer software called p.d.,q. 2000TM and/or p.d.,q. LiteTM ("Software") to its General Agents.

The Software is the exclusive property of First Colony. First Colony grants to the Customer a limited, non-exclusive license to use the Software in accordance with this Agreement.

The Customer agrees not to reproduce the Software for any purpose other than as needed as a back-up or to add to multiple computers in a single office. If the Software is used in multiple offices, a separate license must be purchased for each office. The Software may not be distributed to third parties without the prior express written consent of First Colony.

This Agreement may not be assigned by Customer without the express written consent of First Colony.

THE SOFTWARE AND RELATED DOCUMENTATION ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL FIRST COLONY BE LIABLE FOR ANY FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE USE OR OPERATION OF THE SOFTWARE.
The Customer agrees that First Colony will not be liable and that it will hold First Colony harmless for any losses, costs, or damages arising out of the installation, use, or failure of the Software.

This agreement may be terminated at any time upon receipt of written notice by one party from the other. Upon termination, the Customer agrees to return all copies of the Software, plus any related materials, to First Colony within five working days.

This agreement is governed by the laws of the Commonwealth of Virginia.

                              EXHIBIT D - HARDWARE

TYPE        DESCRIPTION                  SERIAL #         GEFA #      USER              LOCATION      LEASE
PC          HP Vectra VL 6/350           US584328708      039074      David Arthur      Office        Yes
Monitor     HP D2837 17"                 KR82968761       039075      David Arthur      Office        Yes
Printer     IBM 4019 Laser               11-0013773       039076      David Arthur      Office        No
Laptop      IBM Thinkpad 600             78-HG722                     David Arthur      Office        Yes
Modem       US Robotics Sportster 28.8   00083901534255               David Arthur      Office        No
            Fax Modem                    65
PC          HP Vectra VL 6/350           US84328425       001522      Sherri            Office        Yes
                                                                      Schultze
Monitor     HP D2837 17"                 KR82864344       001523      Sherri            Office        Yes
                                                                      Schultze
Laptop      Toshiba Satellite PRO        68810179A        001525      All               Office        Yes
            470CDT
Laptop      IBM Thinkpad 755CX 9545-HBD  78-0043R         001524      All               Office        No

Laptop      IBM Thinkpad 600             78-HH296                     Sherri            Office        Yes
                                                                      Schultze
PC          HP Vectra VL 6/266           US82610597       014450      Carla Latshaw     Office        Yes
Monitor     HP D2837 17"                 KR82761271       014451      Carla Latshaw     Office        Yes
Laptop      IBM Thinkpad 600             78-FD051                     Carla Latshaw     Office        Yes
Printer     HP Laser Jet 4 (Network)     USBC213966       021089      All               Office        No
Printer     HP Laser Jet IIIP            3208JL3B7H       021222      All               Office        No
Scanner     Fujitsu Model M3096EX        3858                         All               Office        No
            Image Scanner
PC          Dell Optiplex Gs             8XPQ4            021220      Kazi              Office        ?
Monitor     Dell D1025HT 17"             7006516          021221      Kazi              Office        ?
PC          HP Vectra VL 6/266           US83007984       021216      Nirmal            Office        Yes
Monitor     NEC Multisync XV17+          7303007RA        021217      Nirmal            Office        ?
PC          Dell Optiplex Gs             8XPNR            001518      Maya              Office        ?
Monitor     Dell D1025HT 17"             7006519          001519      Maya              Office        ?
Printer     HP LaserJet II               D01381           001520      Maya              Office        No
PC          Dell Optiplex Gxa            C87GX            039068      Allison           Office        ?
Monitor     Dell D1025HT 17"             7007010          039069      Allison           Office        ?
Printer     Okidata 321                  205C0395188                  Allison           Office        No
PC          HP Vectra VL 6/350           US84328460       021209      Tyke              Office        Yes
Monitor     HP D2837 17"                 KR82864688       021208      Tyke              Office        Yes
Modem       US Robotics Sportster 56K    222M29G8M04F     021207      Tyke              Office        No
            Faxmodem
Disk        IOMEGA Zip 100               RBBG13A16E       021206      Tyke              Office        No
PC          Dell Optiplex XL 575         4ZXKS            021211      Tyke              Office        No
Monitor     Dell D1028L 17"              84779-C08RC      021210      Tyke              Office        No
PC          HP Vectra VL 6/350           US84328485       014446      Clint             Office        Yes
Monitor     HP D2837 17"                 MY82867623       014447      Clint             Office        Yes
PC          Compaq Deskpro 590           6524HKW4D114     014445      Clint             Office        No
Monitor     Dell D1025HT 17"             66510A6VNGC7     014444      Clint             Office        No
Modem       US Robotics Sportster 56K    225BB3D98FI1                 Clint             Office        No
            Faxmodem
PC          Dell Optiplex Gn             C87HF            014448      General           Office        No
Monitor     CTX 1565D 15"                1HO-53802341     014449      General           Office        No
PC          Dell Optiplex Gs             9VMWQ            012327      Linda             Office        ?
Monitor     Dell D1028L 17"              84779-COFQ6      012328      Linda             Office        ?
Printer     HP Laserjet IIIP             3128JG41WF       012328      Linda             Office        No
Laptop      IBM Thinkpad 760LD           78-NY182         012329      Linda             Office        No
Laptop      IBM Thinkpad 600             78-FC970                     John              Office        Yes

Dock        IBM Thinkpad 600             872100621        039070      John          Office        Yes
Monitor     NEC Multisync M700 17"       8803832UC        039072      John          Office        Yes
Printer     HP Laserjet IIP              3049J02W6S       039073      John          Office        No
Fax         Pitney Bowes 9820 Fax        9837098                      General       Office        ?
            Machine
PC          Toshiba Satellite Pro        58731618A                    Tony          Office        Yes
Dock        Toshiba                      38082624                     Tony          Office        Yes
Monitor     NEC Multisync M700 17"       8400646UC                    Tony          Office        Yes
PC          HP Vectra VL 6/266           US80912200                   Rightfax      Office        Yes
Monitor     HP D2837 17"                 KR82761265                   Rightfax      Office        Yes
CRT         IBM 3477                     23-DVH29                     AS400         Office        No
CRT         IBM 3477                     23-HXD47                     AS400         Office        No
PC          Dell Optiplex GL5133         66X3C                        Tyke          Home          No
Monitor     CTX                          00163404344                  Tyke          Home          No
Tape        Interface Data 1600BPI Reel  7594                         AS400         Office        No
            To Reel
Modem       IBM 7857-017                 53-A7652                     AS400         Office        No
Control     Interface Data StOP Tape     92190003                     AS400         Office        No
            Interface
Tape        IBM 7208-012 8MM             26-40119                     AS400         Office        No
Modem       US Robotics Sportster 28.8   00083901432265               AS400         Office        No
            Fax Modem                    36
AS400       IBM 9404-D20                 10-14935                     AS400         Office        No
CRT         IBM 3477                     23-DVL11                     AS400         Office        No
Printer     IBM 4226-302                 11-D9714                     AS400         Office        No
CRT         IBM 3477                     23-HXD42                     AS400         Office        No
UPS         Best Power Fortress 1050 UPS 199PFE2056C                  AS400         Office        No
AS400       IBM 9402-200                 10-16377                     AS400         Office        No
Fax         Supportnet Faxserver 401     2190                         AS400         Office        No
PC          Compaq Deskpro 386s/20       4107HAN20818                 AS400         Office        No
Monitor     Compaq 420T 13"              106298160285                 AS400         Office        No
Printer     Okidata 321                  909C0148619                  AS400         Office        No
Modem       Intel 96/96E                 ?                            AS400         Office        No
Modem       IBM 5853                     23-00E1948                   AS400         Office        No
CRT         IBM 3477                     23-HXD40                     AS400         Office        No
Printer     Okidata 321                  309C0503117                  AS400         Office        No
AS400       IBM 9401-P03                 44-90147                     AS400         Office        No
CRT         IBM 3477                     23-HXD48                     AS400         Office        No
Tape        IBM 3450-001 QIC1000 1/4"    26-50142                     AS400         Office        No
Monitor     NEC Multisync 2a             1XM19400F                    AS400         Office        No
CRT         IBM 3477                     23-DVH35                     AS400         Office        No
AS400       IBM 9401-150                 10-2732R                     AS400         Office        No
Printer     IBM 4019-001 Laser           11-8025                      AS400         Office        No
AS400       IBM 9402-E04                 10-22221                     AS400         Loan-BKA      No
AS400       IBM 9402-200                 D93FA                        AS400         Loan-IFS      No
CRT         IBM 3486                     NB093                        AS400         Loan-IFS      No
Modem       IBM 7852-400                 42-B6968                     AS400         Loan-IFS      No
UPS         Best Power Fortress LI660B   1S21H178710D1                AS400         Loan-IFS      No
                                         DGW
AS400       IBM 9402-200                 D942A                        AS400         Loan-TLC      No
CRT         IBM 3486                     NB094                        AS400         Loan-TLC      No
Modem       IBM 7852-400                 42-B8070                     AS400         Loan-TLC      No
UPS         Best Power Fortress LI660B   ?                            AS400         Loan-TLC      No
PC          HP Vectra XU 6/200 NT        US72357314                   Test          Office        Yes
            Server
Monitor     HP Ultra VGA 1024 15"        MY71476071                   Test          Office        Yes
            D2825
PC          HP Vectra VL 6/266 NT        US83006174                   Test          Office        Yes
            Server FS14

Monitor     HP D2837 17"                 MY81911024                   Test          Office        Yes
CD          Philips CDD3610 Recordable   81570364                     Test          Office        No
            PCA363RW01
PC          Dell Optiplex GL5133 PC      WEX99                        Test          Office        No
            Win/98
Monitor     Dell D1728D-LS 17"           04036A6C02                   Test          Office        No
PC          Dell Optiplex GL5133 Novell  76S1W                        Test          Office        No
            Server
Monitor     Dell D1025HT 17"             8097013                      Test          Office        No
PC          Dell Optiplex Gn+            C87HJ                        Test          Office        ?
Monitor     Dell D1028L 17"              66746-J2FXN-97               Test          Office        ?
PC          Dell Optiplex Gxa Winframe   E0V8X                        Test          Office        Yes
            Server
Monitor     Dell D1025TM 17"             7093071                      Test          Office        Yes
PC          Dell Optiplex GL5133         7SHSH                        Test          Office        No
            Winfax Pro Host
Modem       IBM 7852-400                 42-B9508                     Test          Office        No
Modem       US Robotics Sportster 56K    22SBB3B97P10                 Test          Office        No
            Faxmodem
PC          Compaq Prolinea 2500 NT      D741BPT11136                 Development   FCL CR        ?
            Server (DB04)
PC          HP Vectra VL 6/266           US81922843       001528      Jill          Office        Yes
Monitor     HP D2837 17"                 KR82115030       001529      Jill          Office        Yes
Laptop      IBM Thinkpad 600             78-HH147         043560      Jill          Office        Yes
Printer     IBM 4019-001 Laser           11-M2613         001530      Jill          Office        Yes
PC          HP Vectra VL 6/350           US84328729       012324      Randall       Office        Yes
Monitor     HP D2837 17"                 MY82867608       012325      Randall       Office        Yes
PC          Dell Optiplex Gxa            D593S            023574      Owen          Office        Yes
Monitor     Dell Trinitron 17"           7090856          023573      Owen          Office        Yes
PC          Dell Optiplex GS             84C9G                        Owen          Home          ?
Monitor     Dell Trinitron 17"           7142058                      Owen          Home          ?
PC          Dell Optiplex Gs             8XPPR            023545      Tanya         Office        ?
Monitor     HP D28327 17"                MY82980458       023546      Tanya         Office        ?
PC          Dell Optiplex Gs             8XPQ1            023543      Kelvin        Office        ?
Monitor     Dell D1058L 17"              84779-CODSX      023544      Kelvin        Office        ?
PC          Dell Optiplex Gs             8XPPW            023541      April         Office        ?
Monitor     CTX VL700 17"                001-63601178     023542      April         Office        No
Modem       Intel FM-96VR/1              039408                       Kelvin        Office        No

                             EXHIBIT E - TRADEMARKS

Mark              Serial No.        Registration No.    Filing Date       International Class
----              ----------        ----------------    -----------       -------------------

P.D.,Q. 2000      75-378190         2218631             10/22/1997        009

P.D.,Q. Lite      74-412193         1849814             7/12/1993         009

                         EXHIBIT F - PROGRAMS EMPLOYEES

Employee                   Title
--------                   -----

[...***...]                VP-Group Leader, IT
[...***...]                Asst. VP-Leader, IT
[...***...]                Asst. VP-Project Leader
[...***...]                Sr. Programmer/Analyst
[...***...]                Sr. Programmer/Analyst
[...***...]                Sr. Programmer/Analyst
[...***...]                Programmer/Analyst
[...***...]                Programmer/Analyst
[...***...]                Proj. Spec.
[...***...]                Educ. Coord.
[...***...]                Supp. Rep.
[...***...]                Supp. Rep.
[...***...]                Supp. Rep.



* CONFIDENTIAL TREATMENT REQUESTED

                        EXHIBIT G - ANCILLARY AGREEMENTS

MAINTENANCE AGREEMENTS:

1. IBM ServicePlan, Service Plan Offerings between Owner and International Business Machines Corp., dated 4/9/90

DEVELOPMENT AGREEMENTS:

The following end-user/shrink wrap software licenses:

               DESCRIPTION                                           QTY
               -----------                                           ---

Microsoft Windows NT Server Version 4.0                               5

Citrix WinFrame Version 1.7 (15 User License)                         1

Microsoft Windows NT Workstation Version 4                           20

Microsoft Windows 95                                                  6

Microsoft Windows 98                                                  2

Novell Netware                                                        1

Fax/401                                                               1

GUI/400 ADK                                                           2

Oracle Workgroup Server Version 7.3.4 For NT                          4

Oracle Workgroup Server Version 7.3.4 For Novell                      1

Personal Oracle Version 7.3.3                                        10

Microsoft Office 97                                                  30

Microsoft Project 98                                                  7

Microsoft Outlook 98                                                 30

Powerbuilder Version 4                                                6

Powerbuilder Version 5                                                6

Powerbuilder Version 6                                                6

Powerdoc For Powerbuilder                                             6

APOL                                                                  6

Intersolv PVCS                                                        6

Powerbuilder FUNCKY 32                                                6

Norton Antivirus                                                     33

Norton Utilities                                                      1

Winfax Pro 9.0                                                        1

Rightfax Version 6.0                                                  1

Castelle FaxPress Version 5.0 (Includes Interface)                    1

Quickbooks                                                            1

Peachtree Accounting                                                  1

Visual SlickEdit                                                      4

Microsoft Visual Studio                                               2

Activebar                                                             1

Sheridan Datawidgets Version 3.1                                      2

Sheridan Calendar Widgets                                             2

True DB Grid                                                          2

Laplink 7.5                                                           3

PC Anywhere                                                           3

Crystal Reports 7.0                                                   3

Crescent Internet Toolpak                                             1

Sheridan ActiveListBar                                                2

Installshield 5.1                                                     1

Microsoft Act                                                         1

Goldmine                                                              1

ccMail Mobile                                                         1

Avery LabelPro 3.0                                                    1

Hardcore Visual Basic                                                 1

Helpbreeze 2.0                                                        1

Sheridan Code Assist V1.1                                             1

VB5.0 Enterprise Edition                                              1

Infomaker 5.0                                                         3

Paperclip                                                             1

Demoshield 5.0                                                        1

Paintshop Pro                                                         1

IBM AS/400 Operating System/400 Version 4.1                           1

IBM AS/400 Program Development Manager Version 4.1                    1

IBM AS/400 ILE RPG Version 4.1                                        1

IBM Query/400 Version 4.1                                             1

IBM Client Access/400 Version 3.2                                     3

IBM Operating System/400 Version 3.1                                  1

IBM AS/400 Program Development Manager Version 3.1                    1

IBM AS/400 ILE RPG Version 3.1                                        1

IBM Query/400 Version 3.1                                             1

IBM Operating System/400 Version 3.2                                  3

IBM AS/400 Program Development Manager Version 3.2                    3

IBM AS/400 ILE RPG Version 3.2                                        1

IBM Query/400 Version 3.2                                             3

IBM AS/400 Operating System/400 Version 2.2                           1

IBM AS/400 Program Development Manager Version 2.2                    1

IBM AS/400 RPG/400 Version 2.2                                        1

IBM Query/400 Version 2.2                                             1

IBM Officevision/400 Version 2.2                                      1

IBM Client Access/400 Version 2.2                                     1

Netsoft NS/Portfolio Select Version 2.2                               1

Netsoft NS/Elite Version 3.1                                          1

IBM 3164 Remote Emulation Software                                    5

PKZip                                                                 6

PKWare                                                                4

Microsoft FrontPage Express                                           1

Microsoft Source Safe Version 5.0                                     1

Mouse Ware NT                                                         1

Microsoft Outlook Express                                             2

MGA NT Power Desk 3.32                                                1

HTML Help Workshop                                                    1

Powerbuilder 5.0 Computer Based Training - Performance Package        1

                      EXHIBIT H - PURCHASE PRICE ALLOCATION

Exhibit H will be mutually agreed upon by Owner and Purchaser and incorporated herein within sixty (60) days after the Closing Date.

                          EXHIBIT I - REQUIRED CONSENTS

The following agreements require consent in order to be assigned to Purchaser hereunder:

     1. Customer Agreements for p.d.,q. Express, and Agreements for Licensed Programs for p.d.,q. Express Customers, with the following customers:

               VENDEE (CUSTOMER):

               Aetna Life Insurance Co.

               Connecticut General Life Insurance Company

               Continental Casualty Company

               Grenel Financial Corporation (Connecticut National)

               First Penn.-Pacific Life Insurance Company

               GECS Insurance Companies

               Life Insurance Company of Virginia

               Lincoln Benefit Life

               Metropolitan Life Insurance Co.

               North American Company for Life & Health

               Prudential Select

               Security Connecticut Life Insurance Company

               Zurich Kemper Life Ass., Co. and Fidelity Life Assoc.

               The Midland Mutual Life Insurance Company

               Transamerica Occidental Life

               United of Omaha

     2. Oracle Business Alliance Program Agreement, dated March 5, 1996

     3. Cybertek Value Added Remarketing Agreement, dated August 4, 1998

     4. NAPS Exclusive Remarketing Agreement, dated November 8, 1983


     The following agreements are silent as to assignability by Owner:

     1.   NAPS Purchase Agreement, dated November 8, 1983

     2.   Comm-Press Software License Agreement, dated November 24, 1993.

     3. advantis Licensed Program Redistribution Agreement, signed by Owner on June 28, 1995

                         EXHIBIT J - FINANCIAL SCHEDULES




                                 p.d.,q. EXPENSE ANALYSIS COMPARISON
                                         1997 / 1998 / 1999

                                                          1997              1998            1999
                                                          TOTAL             TOTAL           TOTAL
                                                        ---------         ----------      ---------
Salaries                                                [...***...]       [...***...]     [...***...]
Employee Welfare                                        [...***...]       [...***...]     [...***...]
Subscriptions                                           [...***...]       [...***...]     [...***...]
Legal Fees                                              [...***...]       [...***...]     [...***...]
Outside Consultants (see detail, below)                 [...***...]       [...***...]     [...***...]
Travel and Living                                       [...***...]       [...***...]     [...***...]
Printing & Postage                                      [...***...]       [...***...]     [...***...]
IVANS (Telecommunications)                              [...***...]       [...***...]     [...***...]
Agents' Balances Charged-off                            [...***...]       [...***...]     [...***...]
Agent Conferences                                       [...***...]       [...***...]     [...***...]
Cost of Equipment                                       [...***...]       [...***...]     [...***...]
Equipment Rental, Including PCs                         [...***...]       [...***...]     [...***...]
Hardware Maintenance                                    [...***...]       [...***...]     [...***...]
Office Supplies                                         [...***...]       [...***...]     [...***...]
PC Supplies                                             [...***...]       [...***...]     [...***...]
Software Maintenance                                    [...***...]       [...***...]     [...***...]
Write-off of p.d.,q. Inventory                          [...***...]       [...***...]     [...***...]
                                                        ---------         ----------      ---------

                                                        [...***...]       [...***...]     [...***...]
                                                        ---------         ----------      ---------
Less:  Charges not part of P.D.,Q. cost
structure, but part of First Colony Life:
     IVANS                                              [...***...]       [...***...]     [...***...]
     Y2K Consultants                                    [...***...]       [...***...]     [...***...]
                                                        ---------         ----------      ---------

p.d.,q. RUN RATE EXPENSES                               [...***...]       [...***...]     [...***...]
                                                        ---------         ----------      ---------


* CONFIDENTIAL TREATMENT REQUESTED

    EXHIBIT K - FORM OF BUSINESS AND TECHNOLOGY STRATEGIC ALLIANCE AGREEMENT